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                                                                     Exhibit 4.2

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

                              OFFICER'S CERTIFICATE

                                 March 18, 2003

I, the undersigned officer of CenterPoint Energy Houston Electric, LLC, a Texas limited liability company (the "Company"), do hereby certify that I am an Authorized Officer of the Company as such term is defined in the Indenture (as defined herein). I am delivering this certificate pursuant to the authority granted in the Resolutions adopted by written consent of the sole Manager of the Company dated March 13, 2003, and Sections 105, 201, 301, 401(1) and 402(2)(A)
of the General Mortgage Indenture, dated as of October 10, 2002, as heretofore supplemented to the date hereof (as heretofore supplemented, the "Indenture"), between the Company and JPMorgan Chase Bank, as Trustee (the "Trustee"). Terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture, unless the context clearly requires otherwise. Based upon the foregoing, I hereby certify on behalf of the Company as follows:

1. The terms and conditions of the Securities of the series described in this Officer's Certificate are as follows (the numbered subdivisions set forth in this Paragraph 1 corresponding to the numbered subdivisions of Section 301 of the Indenture):

     (1) The Securities of the tenth series to be issued under the Indenture shall be designated as the "5.70% General Mortgage Bonds, Series J1, due 2013" (the "Series J1 Bonds") and the "5.70% General Mortgage Bonds, Series J2, due 2013" (the "Series J2 Bonds" and, together with the Series J1 Bonds, the "Series J Bonds"). The Series J1 Bonds and the Series J2 Bonds shall be treated for all purposes under the Indenture as a single class or series of Securities. The Securities of the eleventh series to be issued under the Indenture shall be designated as the "6.95% General Mortgage Bonds, Series K1, due 2033" (the "Series K1 Bonds") and the "6.95% General Mortgage Bonds, Series K2, due 2033" (the "Series K2 Bonds" and, together with the Series K1 Bonds, the "Series K Bonds"). The Series K1 Bonds and the Series K2 Bonds shall be treated for all purposes under the Indenture as a single class or series of Securities.

     (2) There shall be no limit upon the aggregate principal amount of the Series J Bonds that may be authenticated and delivered under the Indenture. The Trustee shall authenticate and deliver (i) Series J1 Bonds for original issue on March 18, 2003 (the "Issue Date") in the aggregate principal amount of $450,000,000, upon a Company Order for the authentication and delivery thereof and satisfaction of Section 401 of the Indenture and (ii) Series J2 Bonds from time to time thereafter in satisfaction of the Company's obligations under the Registration Rights Agreement (as defined in subsection (15) below), for issue only in exchange for a like principal amount of Series J1 Bonds upon the receipt by the Trustee of each of the documents specified in the final paragraph of this subsection (2).

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         There shall be no limit upon the aggregate principal amount of the
         Series K Bonds that may be authenticated and delivered under the Indenture. The Trustee shall authenticate and deliver (i) Series K1 Bonds for original issue on March 18, 2003 (the "Issue Date") in the aggregate principal amount of $312,275,000, upon a Company Order for the authentication and delivery thereof and satisfaction of Section 401 of the Indenture and (ii) Series K2 Bonds from time to time thereafter in satisfaction of the Company's obligations under the Registration Rights Agreement, for issue only in exchange for a like principal amount of Series K1 Bonds upon the receipt by the Trustee of each of the documents specified in the final paragraph of this subsection (2).

         The Company shall deliver to the Trustee in connection with each request for the authentication and delivery by the Trustee of Series J2 Bonds or Series K2 Bonds:

                  (a) a Company Order for the authentication and delivery thereof, specifying the amount of the Securities to be authenticated, the date on which the original issue of such Securities is to be authenticated and the name or names of the initial Holder or Holders;

                  (b) an Opinion of Counsel to the effect that:

                           (A) all conditions and covenants provided for in the
                  Indenture relating to the authentication and delivery by the Trustee of such Securities have been complied with;

                           (B) the form or forms of such Securities have been
                  duly authorized by the Company and have been established in conformity with the provisions of the Indenture;

                           (C) the term or terms of such Securities have been
                  authorized by the Company and have been established in conformity with the provisions of the Indenture;

                           (D) when such Securities are authenticated and
                  delivered by the Trustee and issued and delivered by the Company, they will constitute a valid and legally binding obligation of the Company, enforceable against the Company and entitled to the benefit of the Lien of the Indenture equally and ratably with all other Securities then Outstanding; and

                  (c) an Officer's Certificate to the effect that all conditions and covenants provided for in the Indenture relating to the authentication and delivery by the Trustee of such Securities have been complied with.

(3) Interest on the Series J Bonds and the Series K Bonds (together, the "Bonds") shall be payable to the Persons in whose names such Securities are registered at the close of business on the Regular Record Date for such interest, except as otherwise expressly provided in the form of such Securities attached hereto as Exhibit A.

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(4)   The Series J Bonds shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on March 15, 2013. The Series K Bonds shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest therein on March 15, 2033.

(5) Subject to subsection (15) below, the Series J Bonds shall bear interest at the rate of 5.70% per annum and the Series K Bonds shall bear interest at the rate of 6.95% per annum. Interest shall accrue on the Bonds from the Issue Date, or the most recent date to which interest has been paid or duly provided for. The Interest Payment Dates for the Bonds shall be March 15 and September 15 in each year commencing September 15, 2003, and the Regular Record Dates with respect to the Interest Payment Dates for the Bonds shall be the fifteenth calendar day preceding each Interest Payment Date (whether or not a Business
Day); provided however that interest payable at maturity, upon redemption or when principal is otherwise due will be payable to the Holder to whom principal is payable.

(6) The Corporate Trust Office of JPMorgan Chase Bank in Houston, Texas shall be the place at which (i) the principal of and interest on the Bonds shall be payable, (ii) registration of transfer of the Bonds may be effected, (iii) exchanges of the Bonds may be effected and (iv) notices and demands to or upon the Company in respect of the Bonds and the Indenture may be served; and JPMorgan Chase Bank shall be the Security Registrar for the Bonds; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates, any such place or the Security Registrar; and provided, further, that the Company reserves the right to designate, by one or more Officer's Certificates, its principal office in Houston, Texas as any such place or itself as the Security Registrar; provided, however, that there shall be only a single Security Registrar for the Bonds.

(7) The Bonds shall be redeemable, at the option of the Company, at any time or from time to time, in whole or in part, at a price equal to the greater of
(i) 100% of the principal amount of the Bonds to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Bonds to be redeemed (not including any portion of such payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 30 basis points, in the case of the Series J Bonds, and 35 basis points, in the case of the Series K Bonds (the "Make-Whole Amount"); plus, in each case, accrued and unpaid interest on the principal amount being redeemed to the Redemption Date.

     The Make-Whole Amount will be calculated by Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. or Salomon Smith Barney Inc., as specified by the Company or, if such firms are unwilling or unable to select the Comparable Treasury Issue, by an independent investment banking institution of national standing appointed by the Company (in any such case, an "Independent Investment Banker"). The Trustee shall


                                       3

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have no responsibility for the calculation of the Make-Whole Amount and may conclusively presume the correctness of such calculation.

     For purposes of determining the Make-Whole Amount: "Treasury Rate" means, with respect to any Redemption Date, the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining life (as defined below), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

     "Comparable Treasury Issue" means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term ("remaining life") of the Bonds to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Bonds.

     "Comparable Treasury Price" means (1) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

     "Reference Treasury Dealer" means (1) Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Salomon Smith Barney Inc. and their respective successors, provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in New York City (a "Primary Treasury Dealer"), the Company will substitute therefor another Primary Treasury Dealer and (2) any other primary treasury dealer selected by the Company after consultation with the Independent Investment Banker.

     "Reference Treasury Dealer Quotations" means with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury


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Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third business day preceding such Redemption Date.

     The Trustee will mail a notice of redemption to each holder of Bonds to be redeemed by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption. Unless the Company defaults on payment of the redemption price, interest will cease to accrue on the Bonds or portions thereof called for redemption on the Redemption Date. If fewer than all of the Bonds are to be redeemed, the Trustee will select, not more than 60 days prior to the Redemption Date, the particular Bonds or portions thereof for redemption from the outstanding Bonds not previously called by such method as the Trustee deems fair and appropriate The Trustee may select for redemption Bonds and portions of Bonds in amounts of $1,000 or whole multiples of $1,000.

(8)    Not applicable.

(9)    Not applicable.

(10)   Not applicable.

(11)   Not applicable.

(12)   Not applicable.

(13)   See subsections (4) and (7) above.

(14)   Not applicable.

(15) Pursuant to the terms of a registration rights agreement (the "Registration Rights Agreement") with one or more of the initial purchasers of the Series J1 Bonds and the Series K1 Bonds, the Company has agreed to file an exchange offer registration statement to exchange the Series J1 Bonds for Series J2 Bonds and the Series K1 Bonds for the Series K2 Bonds, which shall be registered under the Securities Act of 1933, as amended (the "Securities Act") as evidence of the same underlying indebtedness. The Company has also agreed to file a shelf registration statement to cover resales of the Bonds, as initially issued and sold, under certain circumstances. The terms relating to the exchange of the Series J1 Bonds for the Series J2 Bonds and the Series K1 Bonds for the Series K2 Bonds are set forth in the Registration Rights Agreement attached hereto as Exhibit B.

The interest rate borne by the Registrable Securities (as defined in the Registration Rights Agreement) shall be increased by .25% per annum upon the occurrence of a Registration Default (as defined in the Registration Rights Agreement), which rate will increase by an additional .25% per annum if such Registration Default has not been cured within 90 days after the occurrence thereof and continuing until all Registration Defaults have been cured ("Additional Interest"); provided that the aggregate amount of any such increase in the interest rate on the Registrable Securities shall in no event exceed .50% per annum;


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provided, further, that if the Exchange Offer Registration Statement (as defined in the Registration Rights Agreement) is not declared effective on or prior to the 270th calendar day following the Issue Date and the Company shall request Holders of Registrable Securities to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement (as defined in the Registration Rights Agreement), the Registrable Securities owned by Holders who do not deliver such information to the Company or who do not provide comments to the Company on the Shelf Registration Statement when required pursuant to the Registration Rights Agreement shall not be entitled to any such Additional Interest for any day after the 315th calendar day following the Issue Date. All accrued Additional Interest shall be paid to Holders of Registrable Securities in the same manner and at the same time as regular payments of interest on the Registrable Securities. Following the cure of all Registration Defaults, the accrual of Additional Interest shall cease and the interest rate on the Registrable Securities will revert to 5.70% per annum in respect of the Series J1 Bonds and 6.95% per annum in respect of the Series K1 Bonds.

(16)     Not applicable.

(17) (i) Registrable Securities offered and sold to Qualified Institutional Buyers (as defined in Rule 144A of the Securities Act) pursuant to Rule 144A of the Securities Act shall be issuable in whole or in part in the form of one or more permanent Global Securities in respect of each of the Series J1 Bonds and the Series K1 Bonds in definitive, fully registered, book-entry form, without interest coupons (collectively, the "Rule 144A Global Bonds"). The Rule 144A Global Bonds shall be deposited on the Issue Date with, or on behalf of, the Depositary. Interests in each of the Rule 144A Global Bonds shall be available for purchase only by Qualified Institutional Buyers.

     (ii) Registrable Securities offered and sold in offshore transactions to persons other than "U.S. persons," as defined in Regulation S under the Securities Act (each, a "Non-U.S. Person") in reliance on Regulation S under the Securities Act ("Regulation S") shall initially be issuable in whole or in part in the form of one or more temporary Global Securities in respect of each of the Series J1 Bonds and the Series K1 Bonds in definitive, fully registered, book-entry form, without interest coupons (collectively, the "Regulation S Temporary Global Bonds"). Beneficial interests in each of the Regulation S Temporary Global Bonds shall be exchanged for beneficial interests in a corresponding Global Security in respect of each of the Series J1 Bonds and the Series K1 Bonds respectively (the "Regulation S Permanent Global Bonds" and, together with the Regulation S Temporary Global Bonds, the "Regulation S Global Bonds") within a reasonable period after the expiration of the period which expires immediately after the 40th day following the later of: (a) the commencement of the offering of the Series J1 Bonds and the Series K1 Bonds to Persons other than "distributors" (as defined in Regulation S) in reliance upon Regulation S; and (b) the Issue Date (the "Distribution Compliance Period") upon certification that the beneficial interests in the Regulation S Temporary Global Bond relating to the Series J1 Bonds or the Regulation S Temporary Global Bond relating to the Series K1 Bonds, as relevant, are owned by either Non-U.S.

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Persons or U.S. Persons who purchased such interests pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

     (iii) Each of the Rule 144A Global Bonds and the Regulation S Global Bonds (collectively, the "Global Bonds") shall represent such of the Series J1 Bonds and the Series K1 Bonds as shall be specified therein and shall each provide that it shall represent the aggregate principal amount of the Series J1 Bonds and the Series K1 Bonds from time to time endorsed thereon and that the aggregate principal amount of the Series J1 Bonds and the Series K1 Bonds represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges or redemptions. Any endorsement of a Global Bond to reflect the amount, or any increase or decrease in the aggregate principal amount, of the Series J1 Bonds and the Series K1 Bonds represented thereby shall be reflected by the Trustee on Schedule A attached to the Series J1 Bond and the Series K1 Bond, as the case may be, and made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in the Global Bond.

     (iv) The Depositary Trust Company shall initially serve as Depositary with respect to the Global Bonds. Such Global Bonds shall bear a legend in substantially the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

(18)  Not applicable.

(19) (i) In addition to the requirements set forth in Section 305 of the Indenture, Series J Bonds in definitive form and Series K Bonds in definitive form that are Registrable Securities presented or surrendered for registration of transfer or exchange pursuant to Section 305 of the Indenture shall be accompanied by the following additional information and documents, as applicable, upon which the Security Registrar may conclusively rely:

          (a) if such Registrable Securities are being delivered to the Security Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in substantially the form of Exhibit B hereto); or

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          (b) if such Registrable Securities are being transferred (1) to a
          Qualified Institutional Buyer in accordance with Rule 144A under the Securities Act or (2) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests) or (3) pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form of Exhibit B hereto); or

          (c) if such Registrable Securities are being transferred to a Non-U.S. Person pursuant to an exemption from registration in accordance with Rule 904 of Regulation S under the Securities Act, certifications to that effect from such transferor (in substantially the form of Exhibits B and C hereto) and an opinion of counsel to that effect if the Company or the Trustee so requests; or

          (d) if such Registrable Securities are being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act, a certification to that effect from such Holder (in substantially the form of Exhibit B hereto) and an opinion of counsel to that effect if the Company or the Trustee so requests.

     (ii) (a) The transfer and exchange of Global Bonds or beneficial interests therein shall be effected through the Depositary, in accordance with
          Section 305 of the Indenture and subsection (19) hereof (including the restrictions on transfer set forth therein and herein) and the rules and procedures of the Depositary therefor, which shall include restrictions on transfer comparable to those set forth therein and herein to the extent required by the Securities Act.

          (b) The transfer and exchange of Global Bonds or beneficial interests therein for certificated bonds (or vice versa) shall be effected through the Trustee and the Depositary, as the case may be, in accordance with Section 305 of the Indenture and subsection (19) hereof (including the restrictions on transfer set forth therein and herein) and the rules and procedures of the Depositary therefor, which shall include restrictions on transfer comparable to those set forth therein and herein to the extent required by the Securities Act.

     (iii) Except as permitted by subparagraphs (iv) and (v) of this subsection
(19), until the expiration of the applicable holding period with respect to the Registrable Securities set forth in Rule 144(k) of the Securities Act, unless otherwise agreed by the Company and the Holder thereof, each certificate evidencing the Global Bonds or certificated bonds in definitive form (and all Series J Bonds and Series K Bonds, as the

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case may be, issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

     THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

     THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A,
     (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV), IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.

Except as permitted by subparagraphs (iv) and (v) of this subsection (19), each certificate evidencing the Global Bonds or certificated bonds in definitive form purchased in reliance on Regulation S (and all Bonds issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

     THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT

     AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.

     (iv) Upon any sale or transfer of a Registrable Security (including any Registrable Security represented by a Global Bond) pursuant to Rule 144 under the Securities Act or an effective registration statement under the Securities Act, which shall be certified to the Trustee and Security Registrar upon which each may conclusively rely:

          (a) in the case of any Registrable Security represented by a certificated bond, the Security Registrar shall permit the Holder thereof to exchange such Registrable Security for a certificated bond that does not bear the legends set forth in subsection (iii) of subparagraph (19) hereof and rescind any restriction on the transfer of such Registrable Security; and

          (b) in the case of any Registrable Security represented by a Global Bond, such Registrable Security shall not be required to bear the legends set forth in subsection (iii) of subparagraph (19) hereof if all other interests in such Global Bond have been or are concurrently being sold or transferred pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act.

     (v) Notwithstanding the foregoing, upon consummation of the Exchange Offer (as defined in the Registration Rights Agreement), the Company shall issue and, upon receipt of a Company Order in accordance with Section 401 of the Indenture, the Trustee shall authenticate, Series J2 Bonds in exchange for Series J1 Bonds accepted for exchange in the Exchange Offer and Series K2 Bonds in exchange for Series K1 Bonds accepted for exchange in the Exchange Offer, which Series J2 Bonds and Series K2 Bonds shall not bear the legends set forth in subsection
(iii) of subparagraph (19) hereof and shall not provide for Additional Interest, and the Security Registrar shall rescind any restriction on the transfer of such Series J2 Bonds and Series K2 Bonds, in each case unless the Holder of such Series J1 Bonds or Series K1 Bonds, as the case may be, (A) is a broker-dealer tendering Series J1 Bonds or Series K1 Bonds, as the case may be, acquired directly from the Company or an "affiliate" (as defined in Rule 144 under the Securities Act) of the Company for its own account, (B) is a Person who has an arrangement or understanding with any Person to participate in the "distribution" (within the meaning of the Securities Act) of the Series J2 Bonds or Series K1 Bonds, as the case may be, (C) is a Person who is an "affiliate" (as defined in Rule 144 under the Securities Act) of the Company or (D) is a Person who will not be acquiring the Series J2 Bonds or Series K1 Bonds, as the case may be, in the ordinary course of such Holder's business. The Company shall identify to the Trustee such Holders of the Series J Bonds or Series K1 Bonds, as the case may be, in a written certification signed by an Officer of the Company and, absent certification from the Company to such effect, the Trustee shall assume that there are no such Holders.

     (20) For purposes of the Bonds, "Business Day" shall mean any day, other than Saturday or Sunday, on which commercial banks and foreign exchange markets are open for business, including dealings in deposits in U.S. dollars, in New York.

     (21) Not applicable.

     (22) The Bonds shall have such other terms and provisions as are provided in the form thereof attached hereto as Exhibit A, and shall be issued in substantially such form.

2. The undersigned has read all of the covenants and conditions contained in the Indenture, and the definitions in the Indenture relating thereto, relating to the issuance of the Bonds and in respect of compliance with which this certificate is made.

3. The statements contained in this certificate are based upon the familiarity of the undersigned with the Indenture, the documents accompanying this certificate, and upon discussions by the undersigned with officers and employees of the Company familiar with the matters set forth herein.

4. In the opinion of the undersigned, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenants and conditions have been complied with.

     In the opinion of the undersigned, such conditions and covenants have been complied with.

5.   To my knowledge, no Event of Default has occurred and is continuing.

6. The execution of the Tenth Supplemental Indenture, dated as of the date hereof, between the Company and the Trustee is authorized or permitted by the Indenture.

     IN WITNESS WHEREOF, the undersigned has executed this Officer's Certificate on this 18th day of March, 2003.

                                    By:    /s/ Marc Kilbride
                                        ----------------------------------------
                                        Name:  Marc Kilbride
                                        Title: Treasurer

Acknowledged and Received on
March 18, 2003

JPMORGAN CHASE BANK,

as Trustee


By: /s/ Carol Logan
   --------------------------
Name:  Carol Logan
Title: Vice President and Trust Officer

                                   EXHIBIT A

                                 FORM OF BONDS

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

     [For as long as this Global Security is deposited with or on behalf of The Depository Trust Company it shall bear the following legend.] [Unless this certificate is presented by an authorized representative of [The Depository Trust Company, a New York corporation ("DTC")], to CenterPoint Energy Houston Electric, LLC or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

            5.70% General Mortgage Bonds, Series [J1] [J2], due 2013

Original Interest Accrual Date: March 18, 2003             Redeemable:       Yes     [X]      No [  ]
Stated Maturity: March 15, 2013                            Redemption Date: At any time.
Interest Rate: 5.70%                                       Redemption Price: the greater of (i) 100% of the
Interest Payment Dates: March 15 and September 15          principal amount of the Bonds and (ii) the Make-
Regular Record Dates:   Fifteenth calendar day before      Whole Amount, as described herein, plus in each
respective Interest Payment Date                           case, accrued and unpaid interest to the Redemption
                                                           Date


            This Security is not an Original Issue Discount Security

              within the meaning of the within-mentioned Indenture.

                             -----------------------

Initial Principal Amount                         Registered No. R.__
[$     ]*                                        CUSIP [15189X AA6] [U14040 AA4]


CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC, a limited liability company duly organized and existing under the laws of the State of Texas (herein called the "Company," which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to

                                   ****[ ]****

, or registered assigns, the principal sum of [      ] DOLLARS* on the Stated
Maturity specified above, and to pay interest thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing on September 15, 2003, and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in

-------------------------------
* Reference is made to Schedule A attached hereto with respect to decreases and increases in the aggregate principal amount of securities evidenced by this Certificate.

whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of and premium, if any, on this Security and interest hereon at Maturity shall be made upon presentation of this Security at the office of the Corporate Trust Administration of JPMorgan Chase Bank, located at 2001 Bryan Street, 9th Floor, Dallas, Texas, 75201 or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest on this Security (other than interest at Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that if such Person shall be a securities depositary, such payment may be made by such other means in lieu of check, as shall be agreed upon by the Company, the Trustee and such Person. Payment of the principal of and premium, if any, and interest on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and issuable in one or more series under and equally secured by a General Mortgage Indenture, dated as of October 10, 2002, as supplemented and amended (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the "Indenture"), between the Company and JPMorgan Chase Bank, trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Security is one of the series designated above.

If any Interest Payment Date, any Redemption Date or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Security on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

This Security is subject to redemption, at the option of the Company, at any time or from time to time, in whole or in part, at a price equal to the greater of (i) 100% of the principal amount of this Security (or the portion hereof to be redeemed) or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on this Security (or such portion to be redeemed) (not including any portion of such payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 30 basis points (the "Make-Whole Amount"); plus, accrued and unpaid interest on the principal amount being redeemed to the Redemption Date.

The Make-Whole Amount will be calculated by Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. or Salomon Smith Barney Inc., as specified by the Company or, if such firms are unwilling or unable to select the Comparable Treasury Issue, by an independent investment banking institution of national standing appointed by the Company (in any such case, an "Independent Investment Banker"). The Trustee shall have no responsibility for the calculation of the Make-Whole Amount and may conclusively presume the correctness of such calculation.

For purposes of determining the Make-Whole Amount: "Treasury Rate" means, with respect to any Redemption Date, the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining life (as defined below), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

     "Comparable Treasury Issue" means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term ("remaining life") of this Security to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Security.

     "Comparable Treasury Price" means (1) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

     "Reference Treasury Dealer" means (1) Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Salomon Smith Barney Inc. and their respective successors, provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in New York City (a "Primary Treasury Dealer"), the Company will substitute therefor another Primary Treasury Dealer and (2) any other Primary Treasury Dealer selected by the Company after consultation with the Independent Investment Banker.

     "Reference Treasury Dealer Quotations" means with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

The Trustee will mail a notice of redemption to each Holder of Securities to be redeemed by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption. Unless the Company defaults on payment of the redemption price, interest will cease to accrue on the Securities or portions thereof called for redemption. If fewer than all of the Securities of this series are to be redeemed, the Trustee will select, not more than 60 days prior to the Redemption Date, the particular Securities of this series or portions thereof for redemption from the outstanding Securities of this series not previously called by such method as the Trustee deems fair and appropriate The Trustee may select for redemption Securities of this series and portions of Securities of this series in amounts of $1,000 or whole multiples of $1,000.

The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in the Indenture and subject to certain limitations therein set forth, this Security or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and, at the election of the Company, the Company's entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient to pay when due the principal of and interest on this Security when due.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office of JPMorgan Chase Bank in Dallas, Texas, or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

[Series J1 Certificate - to be used with Rule 144A and Reg S] [THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV), IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.]

[Series J1 Certificate - to be used with Reg S only] [THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE

SECURITIES ACT.]

The Securities of this series are issuable only as registered Securities, without coupons, and in denominations of $1,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series and Tranche, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Security or Securities to be exchanged at the office of JPMorgan Chase Bank in Dallas, Texas, or such other office or agency as may be designated by the Company from time to time.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities are not entitled to the benefit of any sinking fund.

As used herein, "Business Day" shall mean any day, other than Saturday or Sunday, on which commercial banks and foreign exchange markets are open for business, including dealings in deposits in U.S. dollars, in New York. All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, member, manager, stockholder, officer, director or employee, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

[Seal]                                 CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Attest: ___________________________    By: _____________________________________
Name:                                  Name:
Title:                                 Title:



                          CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication: March 18, 2003

                                       JPMORGAN CHASE BANK, as Trustee


                                       By: _____________________________________
                                       Name:
                                       Title:

                                                                      SCHEDULE A

                             SCHEDULE OF ADJUSTMENTS

     The initial aggregate principal amount of Securities evidenced by the Certificate to which this Schedule is attached is $[ ]. The notations on the following table evidence decreases and increases in the aggregate principal amount of Securities evidenced by such Certificate.



                                                                            Aggregate Principal
                                                                            Amount of Securities
                       Decrease in Aggregate      Increase in Aggregate     Remaining After Such      Notation by
       Date of          Principal Amount of        Principal Amount of          Decrease or             Security
      Adjustment            Securities                Securities                  Increase              Registrar
      ----------       ----------------------     ---------------------     ---------------------     ------------





                FORM OF CERTIFICATE TO BE DELIVERED UPON EXCHANGE

                    OR REGISTRATION OF TRANSFER OF SECURITIES

Re: 5.70% General Mortgage Bonds, Series J1, due 2013, of CenterPoint Energy Houston Electric, LLC (the "Company")

     This Certificate relates to $_______ principal amount of Series J1 Bonds held in *______ book-entry or *______ definitive form by _____________________
(the "Transferor").

     The Transferor has requested the Trustee by written order to exchange or register the transfer of a Series J1 Bond or Series J1 Bonds.

     In connection with such request and in respect of each such Series J1 Bond, the Transferor does hereby certify that the Transferor is familiar with the Indenture, dated as of October 10, 2002 (as amended or supplemented to date, the "Indenture"), between the Company and JPMorgan Chase Bank (the "Trustee") relating to the above-captioned Series J1 Bonds and that the transfer of this Series J1 Bond does not require registration under the Securities Act (as defined below) because:*

     [ ] Such Series J1 Bond is being acquired for the Transferor's own account without transfer.

     [ ] Such Series J1 Bond is being transferred (i) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")), in accordance with Rule 144A under the Securities Act or (ii) pursuant to an exemption from registration in accordance with Rule 904 of Regulation S under the Securities Act (and in the case of clause (ii), based upon an opinion of counsel if the Company or the Trustee so requests, together with a certification in substantially the form of Exhibit C to the Officer's Certificate establishing the form, terms, and provisions of the Series J1 Bonds).

     [ ] Such Series J1 Bond is being transferred (i) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests) or
(ii) pursuant to an effective registration statement under the Securities Act.

     [ ] Such Series J1 Bond is being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests).

     You are entitled to rely upon this certificate and you are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                      ------------------------------------------
                                      Name of Transferor

                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:
                                      Address:

Date:
     ------------------------------


--------------------------
* Fill in blank or check appropriate box, as applicable.

                FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION

                     WITH TRANSFERS PURSUANT TO REGULATION S

                                                             -------------, ----

JPMorgan Chase Bank
600 Travis Street
Houston, Texas 77002
Attention: Global Trust Services

Ladies and Gentlemen:

     In connection with our proposed sale of certain 5.70% General Mortgage Bonds, Series J1, due 2013 (the "Series J1 Bonds") of CenterPoint Energy Houston Electric, LLC (the "Company"), we represent that:

                  (i) the offer or sale of the Series J1 Bonds was made in an "offshore transaction";

                  (ii) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

                  (iii) no directed selling efforts have been made by us in the United States in contravention of the requirements of Rule 903(a) or Rule 904(a) of Regulation S under the U.S. Securities Act of 1933, as applicable;

                  (iv) if this transfer of the Series J1 Bond is being made prior to the expiration of the Distribution Compliance Period, such interest that is being transferred is held immediately thereafter through The Euroclear System or Clearstream Banking, societe anonyme; and

                  (v) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933.

     You and the Company are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S under the U.S. Securities Act of 1933.

                                     Very truly yours,

                                     Name of Transferor:

                                     By:
                                        ----------------------------------------
                                       Name:
                                       Title:
                                       Address:

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

     [For as long as this Global Security is deposited with or on behalf of The Depository Trust Company it shall bear the following legend.] [Unless this certificate is presented by an authorized representative of [The Depository Trust Company, a New York Corporation ("DTC")], to CenterPoint Energy Houston Electric, LLC, or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
            6.95% General Mortgage Bonds, Series [K1] [K2], due 2033


Original Interest Accrual Date: March 18, 2003             Redeemable:       Yes     [X]      No [  ]
Stated Maturity: March 15, 2033                            Redemption Date: At any time.
Interest Rate: 6.95%                                       Redemption Price: the greater of (i) 100% of the
Interest Payment Dates: March 15 and September 15          principal amount of the Bonds and (ii) the Make-
Regular Record Dates:   Fifteenth calendar day before      Whole Amount, as described herein, plus in each
respective Interest Payment Date                           case, accrued and unpaid interest to the
                                                           Redemption Date



            This Security is not an Original Issue Discount Security
              within the meaning of the within-mentioned Indenture.

                             -----------------------

Initial Principal Amount                         Registered No. R.__
[$   ]*                                          CUSIP [15189X AB4] [U14040 AB2]


CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC, a limited liability company duly organized and existing under the laws of the State of Texas (herein called the "Company," which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to

                                   ****[ ]****

, or registered assigns, the principal sum of [ ] DOLLARS* on the Stated Maturity specified above, and to pay interest thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing on September 15, 2003, and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to

------------------------------
* Reference is made to Schedule A attached hereto with respect to decreases and increases in the aggregate principal amount of securities evidenced by this Certificate.

the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of and premium, if any, on this Security and interest hereon at Maturity shall be made upon presentation of this Security at the office of the Corporate Trust Administration of JPMorgan Chase Bank, located at 2001 Bryan Street, 9th Floor, Dallas, Texas, 75201 or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest on this Security (other than interest at Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that if such Person shall be a securities depositary, such payment may be made by such other means in lieu of check, as shall be agreed upon by the Company, the Trustee and such Person. Payment of the principal of and premium, if any, and interest on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and issuable in one or more series under and equally secured by a General Mortgage Indenture, dated as of October 10, 2002, as supplemented and amended (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the "Indenture"), between the Company and JPMorgan Chase Bank, trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Security is one of the series designated above.

If any Interest Payment Date, any Redemption Date or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Security on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

This Security is subject to redemption, at the option of the Company, at any time or from time to time, in whole or in part, at a price equal to the greater of (i) 100% of the principal amount of this Security (or the portion hereof to be redeemed) or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on this Security (or such portion to be redeemed) (not including any portion of such payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 35 basis points (the "Make-Whole Amount"); plus, in each case, accrued and unpaid interest on the principal amount being redeemed to the Redemption Date.

The Make-Whole Amount will be calculated by Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. or Salomon Smith Barney Inc., as specified by the Company or, if such firms are unwilling or unable to select the Comparable Treasury Issue, by an independent investment banking institution of national standing appointed by the Company (in any such case, an "Independent Investment Banker"). The Trustee shall have no responsibility for the calculation of the Make-Whole Amount and may conclusively presume the correctness of such calculation.

For purposes of determining the Make-Whole Amount: "Treasury Rate" means, with respect to any Redemption Date, the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining life (as defined below), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

     "Comparable Treasury Issue" means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term ("remaining life") of this Security to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Security.

     "Comparable Treasury Price" means (1) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

     "Reference Treasury Dealer" means (1) Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Salomon Smith Barney Inc. and their respective successors, provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in New York City (a "Primary Treasury Dealer"), the Company will substitute therefor another Primary Treasury Dealer and (2) any other Primary Treasury Dealer selected by the Company after consultation with the Independent Investment Banker.

     "Reference Treasury Dealer Quotations" means with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

The Trustee will mail a notice of redemption to each Holder of Securities to be redeemed by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption. Unless the Company defaults on payment of the redemption price, interest will cease to accrue on the Securities or portions thereof called for redemption. If fewer than all of the Securities of this series are to be redeemed, the Trustee will select, not more than 60 days prior to the Redemption Date, the particular Securities of this series or portions thereof for redemption from the outstanding Securities of this series not previously called by such method as the Trustee deems fair and appropriate The Trustee may select for redemption Securities of this series and portions of Securities of this series in amounts of $1,000 or whole multiples of $1,000.

The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in the Indenture and subject to certain limitations therein set forth, this Security or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and, at the election of the Company, the Company's entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient to pay when due the principal of and interest on this Security when due.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office of JPMorgan Chase Bank in Dallas, Texas, or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

Series K1 Certificate - To be used with Rule 144A and Reg S] [THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV), IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.]

[Series K1 Certificate - To be used with Reg S only] [THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE

SECURITIES ACT.]

The Securities of this series are issuable only as registered Securities, without coupons, and in denominations of $1,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series and Tranche, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Security or Securities to be exchanged at the office of JPMorgan Chase Bank in Dallas, Texas, or such other office or agency as may be designated by the Company from time to time.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities are not entitled to the benefit of any sinking fund.

As used herein, "Business Day" shall mean any day, other than Saturday or Sunday, on which commercial banks and foreign exchange markets are open for business, including dealings in deposits in U.S. dollars, in New York. All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, member, manager, stockholder, officer, director or employee, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

[Seal]                                  CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Attest: _____________________________   By: ____________________________________
Name:                                   Name:
Title:                                  Title:




                          CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication: March 18, 2003

                                        JPMORGAN CHASE BANK, as Trustee



                                        By: ____________________________________
                                        Name:
                                        Title:

                                                                      SCHEDULE A

                             SCHEDULE OF ADJUSTMENTS

         The initial aggregate principal amount of Securities evidenced by the Certificate to which this Schedule is attached is $[ ]. The notations on the following table evidence decreases and increases in the aggregate principal amount of Securities evidenced by such Certificate.



                                                                            Aggregate Principal
                                                                            Amount of Securities
                       Decrease in Aggregate      Increase in Aggregate     Remaining After Such       Notation by
      Date of           Principal Amount of        Principal Amount of          Decrease or             Security
    Adjustment              Securities                Securities                  Increase              Registrar
    ----------         ---------------------      ---------------------     --------------------       ------------



                FORM OF CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                    OR REGISTRATION OF TRANSFER OF SECURITIES

Re: 6.95% General Mortgage Bonds Series K1, due 2033, of CenterPoint Energy Houston Electric, LLC (the "Company")

     This Certificate relates to $_______ principal amount of Series K1 Bonds held in *______ book-entry or *______ definitive form by _____________________
(the "Transferor").

     The Transferor has requested the Trustee by written order to exchange or register the transfer of a Series K1 Bond or Series K1 Bonds.

     In connection with such request and in respect of each such Series K1 Bond, the Transferor does hereby certify that the Transferor is familiar with the Indenture, dated as of October 10, 2002 (as amended or supplemented to date, the "Indenture"), between the Company and JPMorgan Chase Bank (the "Trustee") relating to the above-captioned Series K1 Bonds and that the transfer of this Series K1 Bond does not require registration under the Securities Act (as defined below) because:*

     [ ] Such Series K1 Bond is being acquired for the Transferor's own account without transfer.

     [ ] Such Series K1 Bond is being transferred (i) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")), in accordance with Rule 144A under the Securities Act or (ii) pursuant to an exemption from registration in accordance with Rule 904 of Regulation S under the Securities Act (and in the case of clause (ii), based upon an opinion of counsel if the Company or the Trustee so requests, together with a certification in substantially the form of Exhibit C to the Officer's Certificate establishing the form, terms, and provisions of the Series K1 Bonds).

     [ ] Such Series K1 Bond is being transferred (i) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests) or
(ii) pursuant to an effective registration statement under the Securities Act.

     [ ] Such Series K1 Bond is being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests).

     You are entitled to rely upon this certificate and you are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                        Name of Transferor

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:
                                        Address:

Date:
     ---------------------------------


-----------------------------------
* Fill in blank or check appropriate box, as applicable.

                FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION
                     WITH TRANSFERS PURSUANT TO REGULATION S

                                                             -------------, ----

JPMorgan Chase Bank
600 Travis Street
Houston, Texas 77002
Attention: Global Trust Services

Ladies and Gentlemen:

     In connection with our proposed sale of certain 6.95% General Mortgage Bonds due 2033, Series K1 (the "Series K1 Bonds") of CenterPoint Energy Houston Electric, LLC (the "Company"), we represent that:

                  (i) the offer or sale of the Series K1 Bonds was made in an "offshore transaction";

                  (ii) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

                  (iii) no directed selling efforts have been made by us in the United States in contravention of the requirements of Rule 903(a) or Rule 904(a) of Regulation S under the U.S. Securities Act of 1933, as applicable;

                  (iv) if this transfer of the Series K1 Bond is being made prior to the expiration of the Distribution Compliance Period, such interest that is being transferred is held immediately thereafter through The Euroclear System or Clearstream Banking, societe anonyme; and

                  (v) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933.

     You and the Company are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S under the U.S. Securities Act of 1933.

                                        Very truly yours,

                                        Name of Transferor:

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:
                                        Address:

                                    EXHIBIT B

                FORM OF CERTIFICATE TO BE DELIVERED UPON EXCHANGE

                    OR REGISTRATION OF TRANSFER OF SECURITIES

Re: *_____% General Mortgage Bonds due *_______, Series *__, of CenterPoint Energy Houston Electric, LLC (the "Company")

     This Certificate relates to $_____ principal amount of Series *__ Bonds held in *______ book-entry or *______ definitive form by _____________________
(the "Transferor").

     The Transferor has requested the Trustee by written order to exchange or register the transfer of a Series *__ Bond or Series *__ Bonds.

     In connection with such request and in respect of each such Series *__ Bond, the Transferor does hereby certify that the Transferor is familiar with the Indenture, dated as of October 10, 2002 (as amended or supplemented to date, the "Indenture"), between the Company and JPMorgan Chase Bank (the "Trustee") relating to the above-captioned Series *__ Bonds and that the transfer of this Series *__ Bond does not require registration under the Securities Act (as defined below) because:*

     [ ] Such Series *__ Bond is being acquired for the Transferor's own account without transfer.

     [ ] Such Series *__ Bond is being transferred (i) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")), in accordance with Rule 144A under the Securities Act or (ii) pursuant to an exemption from registration in accordance with Rule 904 of Regulation S under the Securities Act (and in the case of clause (ii), based upon an opinion of counsel if the Company or the Trustee so requests, together with a certification in substantially the form of Exhibit C to this Officer's Certificate).

     [ ] Such Series *__ Bond is being transferred (i) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests) or
(ii) pursuant to an effective registration statement under the Securities Act.

     [ ] Such Series *__ Bond is being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company or the Trustee so requests).

     You are entitled to rely upon this certificate and you are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                     [INSERT NAME OF TRANSFEROR]


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:
                                         Address:

Date:
     ----------------------

                                    EXHIBIT C

                FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION
                     WITH TRANSFERS PURSUANT TO REGULATION S

                                                             -------------, ----

JPMorgan Chase Bank
600 Travis Street
Suite 1150
Houston, TX 77002
Attention: Global Trust Services

Ladies and Gentlemen:

     In connection with our proposed sale of certain *___% General Mortgage Bonds due *_______, Series *__ (the "Series *__ Bonds") of CenterPoint Energy Houston Electric, LLC (the "Company"), we represent that:

     (i) the offer or sale of the Series *__ Bonds was made in an "offshore transaction";

     (ii) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

     (iii) no directed selling efforts have been made by us in the United States in contravention of the requirements of Rule 903(a) or Rule 904(a) of Regulation S under the U.S. Securities Act of 1933, as applicable;

     (iv) if this transfer of the Series *__ Bond is being made prior to the expiration of the Distribution Compliance Period, such interest that is being transferred is held immediately thereafter through The Euroclear System or Clearstream Banking, societe anonyme; and

     (v) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933.

     You and the Company are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S under the U.S. Securities Act of 1933.

                                  Very truly yours,

                                  Name of Transferor:

                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:
                                      Address:



                                      C-2